Exhibit 99.2

Fiscal First Quarter

2023 Earnings

"We had an outstanding start to our fiscal year, delivering 10% net sales growth and record earnings per share. This exceptional performance is a result of strong demand and working capital investments to meet the needs of our channel partners."

Mike Baur
Chairman and CEO, ScanSource, Inc.

Key Highlights

10% Net Sales Growth Drove Record EPS

Investments in Working Capital to Meet Demand and Deliver Strong Adj. ROIC

Winning with our Differentiated Hybrid Distribution Strategy

10% Net Sales Growth and 12% Gross Profit Growth

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales +10% Y/Y $943.8M	**STS, Net Sales +15% Y/Y** $576.3M	**MC&C, Net Sales +3% Y/Y** $367.5M
Gross Profit +12% Y/Y $113.5M, 12.0% margin	**STS, Gross Profit +28% Y/Y** $58.4M, 10.1% margin	**MC&C, Gross Profit -1% Y/Y** $55.1M, 15.0% margin

© ScanSource 2022

First Quarter Metrics Reflect Operational Excellence

$0.94 per share
+9% Y/Y
GAAP Diluted EPS
All-time Company record

4.80%
Adjusted EBITDA Margin*

$(116)M TTM
Operating Cash Flow
Working capital for growth

$1.07 per share
+8% Y/Y
Non-GAAP Diluted EPS*
All-time Company record

$45.3M
+9% Y/Y
Adjusted EBITDA*
All-time Company record

15.6%
Adjusted ROIC*
No Q1 share repurchases

Solid Financial Foundation for Growth

1.7x net debt to TTM adjusted EBITDA
Target range: 1x to 2x

5.1x inventory turns
5-qtr range: 5.1x to 6.3x

Paid for inventory days of 7.2
5-qtr range: (3.2) to 7.2

71 days sales outstanding
5-qtr range: 62 to 71

Fiscal Year 2023 Outlook updated as of November 8, 2022

At Least 5.5%
Net Sales Growth

At Least $174M
+4% Y/Y
Adjusted EBITDA*

Focused Execution of Value Creation Strategy

- A repositioned company – Innovative hybrid distributor
- Building on specialized technologies
- Differentiated market position
- Attractive financial profile
- Delivering long-term sustainable growth

* Non-GAAP measure; adjusted ROIC represents return on invested capital
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's first quarter fiscal year 2023 news release issued on November 8, 2022, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2022

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY23 outlook, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the failure to hire and retain quality employees, risk to our business from a cyber-security attack, the failure to manage and implement our organic growth strategy, economic weakness and inflation, a failure of our IT systems, a failure to acquire new businesses, changes in interest and exchange rates and regulatory regimes impacting our international operations, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2022, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP SG&A expenses, adjusted EBITDA, adjusted ROIC and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q1 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 943,813	$ 962,283	$ 845,990	$ 864,351	$ 857,583	(2)%	10%
Gross profit	$ 113,485	$ 110,792	$ 106,508	$ 107,925	$ 101,572	2%	12%
Gross profit margin %	*12.0 %*	*11.5 %*	*12.6 %*	*12.5 %*	*11.8 %*	*51 bp*	*18 bp*
SG&A expenses	$ 71,593	$ 75,905	$ 66,522	$ 69,433	$ 63,854	(6)%	12%
Operating income	$ 34,888	$ 27,424	$ 32,917	$ 31,498	$ 30,328	*27%*	*15%*
Operating income %	*3.70 %*	*2.85 %*	*3.89 %*	*3.64 %*	*3.54 %*	*85 bp*	*16 bp*
Net income	$ 24,042	$ 19,947	$ 23,526	$ 23,152	$ 22,073	*21%*	*9%*
Diluted EPS	$ 0.94	$ 0.78	$ 0.91	$ 0.89	$ 0.86	*21%*	*9%*
Select reported Non-GAAP measures: [(a)]							
Non-GAAP operating income	$ 39,129	$ 31,864	$ 37,374	$ 35,892	$ 34,921	23%	12%
Non-GAAP operating income %	*4.15 %*	*3.31 %*	*4.42 %*	*4.15 %*	*4.07 %*	*84 bp*	*7 bp*
Non-GAAP net income	$ 27,203	$ 23,266	$ 26,879	$ 26,446	$ 25,550	17%	6%
Non-GAAP diluted EPS	$ 1.07	$ 0.91	$ 1.04	$ 1.02	$ 0.99	18%	8%
Adjusted EBITDA	$ 45,275	$ 38,672	$ 44,115	$ 42,542	$ 41,394	17%	9%
Adjusted EBITDA %	*4.80 %*	*4.02 %*	*5.21 %*	*4.92 %*	*4.83 %*	*78 bp*	*(3) bp*
Adjusted ROIC	15.6 %	14.9 %	18.0 %	17.6 %	17.5 %	70 bp	(190) bp
Operating cash flow (QTR)	$ (48,459)	$ (78,684)	$ 29,707	$ (18,419)	$ (56,959)	38%	(15)%
Operating cash flow (TTM)	$ (115,855)	$ (124,355)	$ 15,674	$ (74,285)	$ (11,417)	(7)%	*915%*

(a) See pages 11 through 12 for the calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 4 November 8, 2022

ScanSource, Inc.
Earnings Infographic
Q1 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q/Q	Y/Y
Net sales	$ 576,329	$ 580,619	$ 503,072	$ 496,920	$ 501,711	(1)%	15%
Gross profit	$ 58,404	$ 53,994	$ 54,021	$ 52,048	$ 45,694	8%	28%
Gross profit margin %	*10.1 %*	*9.3 %*	*10.7 %*	*10.5 %*	*9.1 %*	*84 bp*	*103 bp*
GAAP operating income	$ 21,852	$ 15,408	$ 20,623	$ 16,551	$ 14,104	42%	55%
GAAP operating income %	*3.79 %*	*2.65 %*	*4.10 %*	*3.33 %*	*2.81 %*	*114 bp*	*98 bp*
Add: Intangible amortization expense	$ 1,341	$ 1,491	$ 1,491	$ 1,491	$ 1,531	(10)%	(12)%
Non-GAAP operating income	$ 23,193	$ 16,899	$ 22,114	$ 18,042	$ 15,635	*37%*	*48%*
Non-GAAP operating income %	*4.02 %*	*2.91 %*	*4.40 %*	*3.63 %*	*3.12 %*	*111 bp*	*91 bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 21,852	$ 15,408	$ 20,623	$ 16,551	$ 14,104	42%	55%
Plus:							
Depreciation expense	1,941	2,089	1,833	1,867	1,868	*(7)%*	4%
Intangible amortization expense	1,341	1,491	1,491	1,491	1,531	(10)%	(12)%
Interest income	321	325	265	299	305	(1)%	5%
Other income/(expense), net	(125)	(141)	165	(169)	13	**nm*	*nm
EBITDA	25,330	19,172	24,377	20,039	17,821	32%	42%
Adjustments:							
Share-based compensation expense	1,556	1,710	1,659	2,038	1,398	(9)%	11%
Adjusted EBITDA (non-GAAP)	$ 26,886	$ 20,882	$ 26,036	$ 22,077	$ 19,219	*29%*	*40%*
Adjusted EBITDA (non-GAAP) %	*4.67 %*	*3.60 %*	*5.18 %*	*4.44 %*	*3.83 %*	*107 bp*	*83 bp*

**nm - percentages are not meaningful*

scansource.com 5 November 8, 2022

ScanSource, Inc.
Earnings Infographic
Q1 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q/Q	Y/Y
Net sales	$ 367,484	$ 381,664	$ 342,918	$ 367,431	$ 355,872	(4)%	3%
Gross profit	$ 55,081	$ 56,798	$ 52,487	$ 55,877	$ 55,878	*(3)%*	(1)%
Gross profit margin %	*15.0 %*	*14.9 %*	*15.3 %*	*15.2 %*	*15.7 %*	*11 bp*	*(71) bp*
GAAP operating income	$ 13,036	$ 12,016	$ 12,294	$ 14,894	$ 16,307	8%	(20)%
GAAP operating income %	3.55 %	3.15 %	3.59 %	4.05 %	4.58 %	*40 bp*	*(104) bp*
Add: Intangible amortization expense	$ 2,900	$ 2,949	$ 2,966	$ 2,956	$ 2,978	(2)%	(3)%
Non-GAAP operating income	$ 15,936	$ 14,965	$ 15,260	$ 17,850	$ 19,285	6%	(17)%
Non-GAAP operating income %	*4.34 %*	*3.92 %*	*4.45 %*	*4.86 %*	*5.42 %*	*42 bp*	*(108) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 13,036	$ 12,016	$ 12,294	$ 14,894	$ 16,307	8%	(20)%
Plus:							
Depreciation expense	1,046	1,172	1,015	916	1,273	(11)%	(18)%
Intangible amortization expense	2,900	2,948	2,966	2,955	2,978	(2)%	(3)%
Interest income	1,269	1,035	735	648	721	23%	*76%*
Other income/(expense), net	(623)	(542)	(28)	(374)	(276)	**nm*	**nm*
EBITDA	17,628	16,629	16,982	19,039	21,003	6%	(16)%
Adjustments:							
Share-based compensation expense	760	1,162	1,098	1,426	1,173	(35)%	(35)%
Adjusted EBITDA (non-GAAP)	$ 18,388	$ 17,791	$ 18,080	$ 20,465	$ 22,176	3%	(17)%
Adjusted EBITDA (non-GAAP) %	*5.00 %*	*4.66 %*	*5.27 %*	*5.57 %*	*6.23 %*	*34 bp*	*(123) bp*

**nm - percentages are not meaningful*

scansource.com 6 November 8, 2022

ScanSource, Inc.
Earnings Infographic
Q1 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

Net Sales by Segment:

($ In thousands)	Q1 FY23	Q1 FY22	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 576,329	$ 501,711	14.9 %
Foreign exchange impact (a)	60	—	
Net sales, constant currency (non-GAAP)	$ 576,389	$ 501,711	14.9 %
Modern Communications & Cloud:			
Net sales, as reported	$ 367,484	$ 355,872	3.3 %
Foreign exchange impact (a)	613	—	
Net sales, constant currency (non-GAAP)	$ 368,097	$ 355,872	3.4 %
Consolidated:			
Net sales, as reported	$ 943,813	$ 857,583	10.1 %
Foreign exchange impact (a)	673	—	
Net sales, constant currency (non-GAAP)	$ 944,486	$ 857,583	10.1 %

Net Sales by Geography:

($ in thousands)	Q1 FY23	Q1 FY22	% Change
United States and Canada:			
Net sales, as reported	$ 859,538	$ 769,771	11.7 %
International:			
Net sales, as reported	$ 84,275	$ 87,812	(4.0)%
Foreign exchange impact (a)	673	—	
Net sales, constant currency (non-GAAP)	$ 84,948	$ 87,812	(3.3)%
Consolidated:			
Net sales, as reported	$ 943,813	$ 857,583	10.1 %
Foreign exchange impact (a)	673	—	
Net sales, constant currency (non-GAAP)	$ 944,486	$ 857,583	10.1 %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended September 30, 2022 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended September 30, 2021.

scansource.com 7 November 8, 2022

ScanSource, Inc.
Earnings Infographic
Q1 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22
Adjusted return on invested capital (ROIC), annualized (a)	**15.6 %**	**14.9 %**	**18.0 %**	**17.6 %**	**17.5 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 24,042	$ 19,947	$ 23,526	$ 23,152	$ 22,073
Plus:					
Interest expense	3,448	1,886	1,483	1,493	1,660
Income taxes	8,241	6,267	9,044	7,257	7,358
Depreciation and amortization	7,228	7,700	7,305	7,229	7,650
EBITDA	42,959	35,800	41,358	39,131	38,741
Adjustments:					
Acquisition and divestiture costs	—	—	—	(53)	83
Share-based compensation	2,316	2,872	2,757	3,464	2,570
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 45,275**	**$ 38,672**	**$ 44,115**	**$ 42,542**	**$ 41,394**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 806,528	$ 806,654	$ 768,525	$ 746,094	$ 731,191
Equity - end of quarter	827,004	806,528	806,654	768,525	746,094
Adjustments:					
Share-based compensation, net	1,718	2,134	2,063	2,590	1,922
Acquisition and divestiture costs	—	—	—	(53)	83
Discontinued operations net income	—	—	—	(100)	—
Average equity	817,625	807,658	788,621	758,528	739,645
Average funded debt (b)	336,428	233,445	205,073	200,708	197,406
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,154,053**	**$ 1,041,103**	**$ 993,694**	**$ 959,236**	**$ 937,051**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 8 November 8, 2022

ScanSource, Inc.
Earnings Infographic
Q1 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22
Consolidated debt (Q/E)	$ 326,435	$ 271,170	$ 181,500	$ 196,866	$ 197,356
Less:					
Consolidated cash and cash equivalents (Q/E)	(40,472)	(37,987)	(43,539)	(34,123)	(55,491)
Net debt (Q/E)	**$ 285,963**	**$ 233,183**	**$ 137,961**	**$ 162,743**	**$ 141,865**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 24,042	$ 19,947	$ 23,526	$ 23,152	$ 22,073
Plus:					
Interest expense	3,448	1,886	1,483	1,493	1,660
Income taxes	8,241	6,267	9,044	7,257	7,358
Depreciation and amortization	7,228	7,700	7,305	7,229	7,650
EBITDA	42,959	35,800	41,358	39,131	38,741
Adjustments:					
Acquisition and divestiture costs	—	—	—	(53)	83
Share-based compensation	2,316	2,872	2,757	3,464	2,570
Adjusted EBITDA (non-GAAP)	$ 45,275	$ 38,672	$ 44,115	$ 42,542	$ 41,394
Adjusted EBITDA, TTM (a)	**$ 170,604**	**$ 166,723**	**$ 163,350**	**$ 151,234**	**$ 138,431**
Net Debt / Adjusted EBITDA, TTM (a)	**1.7x**	**1.4x**	**0.8x**	**1.1x**	**1.0x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 9 November 8, 2022

ScanSource, Inc.
Earnings Infographic
Q1 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22
Accounts Receivable (Q/E)	$ 744,946	$ 729,442	$ 642,384	$ 613,186	$ 589,532
Days sales outstanding in receivables	71	68	69	64	62
Inventory (Q/E)	$ 675,798	$ 614,814	$ 591,396	$ 562,397	$ 493,541
Inventory turns	5.1	5.6	5.1	5.7	6.3
Accounts payable (Q/E)	$ 710,919	$ 714,177	$ 706,359	$ 653,190	$ 602,229
Paid for inventory days*	7.2	(0.8)	(2.9)	(0.5)	(3.2)
Working Capital (Q/E) (AR+INV-AP)	$ 709,825	$ 630,079	$ 527,421	$ 522,393	$ 480,844
Cash conversion cycle	80	68	66	64	59

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 November 8, 2022

Operating Income, Net Income & EPS - QTR ($ in thousands) Quarter ended September 30, 2022 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring costs Non-GAAP measure SG&A expenses $71,593 — — $71,593 Operating income 34,888 4,241 — 39,129 Net income 24,042 3,161 — 27,203 Diluted EPS $0.94 $0.12 — $1.07 ($ in thousands) Quarter ended June 30, 2022 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring cost Non-GAAP measure SG&A expenses $75,905 — — $75,905 Operating income 27,424 4,440 — 31,864 Net income 19,947 3,319 — 23,266 Diluted EPS $0.78 $0.13 — $0.91 ScanSource, Inc. Earnings Infographic Q1 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 11 November 8, 2022

ScanSource, Inc.
Earnings Infographic
Q1 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income & EPS - QTR, continued

($ in thousands)	Quarter ended March 31, 2022			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$66,522	—	—	$66,522
Operating income	32,917	4,457	—	37,374
Net income	23,526	3,353	—	26,879
Diluted EPS	$0.91	$0.13	—	$1.04

($ in thousands)	Quarter ended December 31, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$69,433	—	$53	$69,486
Operating income	31,498	4,447	(53)	35,892
Net income	23,152	3,347	(53)	26,446
Diluted EPS	$0.89	$0.13	—	$1.02

(a) Acquisition and divestiture costs totaled less than $(0.1) million for the quarter ended December 31, 2021 and are generally nondeductible for tax purposes.

($ in thousands)	Quarter ended September 30, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$63,854	—	$(83)	$63,771
Operating income	30,328	4,510	83	34,921
Net income	22,073	3,394	83	25,550
Diluted EPS	$0.86	$0.13	—	$0.99

(a) Acquisition and divestiture costs totaled $0.1 million for the quarter ended September 30, 2021 and are generally nondeductible for tax purposes.

scansource.com
12
November 8, 2022

FY23 Annual Financial Outlook Reconciliation FY23 Outlook GAAP, operating income At least $132 million Intangible amortization $17 million Depreciation expense $12 million Share-based compensation expense $12 million Interest income and other income (expense), net $1 million Adjusted EBITDA (non-GAAP) At least $174 million ScanSource, Inc. Earnings Infographic Q1 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 November 8, 2022